EXHIBIT 32

CERTIFICATION

In connection with the Amendment No. 1 to the Amendment No. 1 to the Annual Report of Bravo Resource Partners Ltd. (the “Company”) on Form 10-K/A for the year ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ernest E. Staggs Jr., the Chief Executive Officer and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: January 15, 2010.	/s/ Ernest E. Staggs Jr
Ernest E. Staggs Jr., Chief Executive Officer

/s/ Ernest E. Staggs Jr
Ernest E. Staggs Jr., Principal Financial Officer